Putnam
High Yield
Advantage
Fund

ANNUAL REPORT
November 30, 1997

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Fund highlights

* Morningstar, an independent rating agency, awarded Putnam High Yield Advantage Fund's class A shares its highest rating of 5 stars for overall performance as of December 31, 1997, based on the fund's average annual returns for the 3-, 5-, and 10-year periods. Only 10% of the 1,371 income funds rated receive 5-stars.*

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

34 Financial statements

 * Morningstar ratings are subject to change every month and are calculated from a fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate sales charge adjustments and a risk factor that reflects performance compared to 90-day Treasury bill monthly returns. For the 3-, 5-, and 10-year periods ended 12/31/97, there were 1,371, 771, and 323 funds in the fixed-income category and the fund received 5 stars for each period. Past performance is not indicative of future results. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Since its inception in 1986, Putnam High Yield Advantage Fund has been popular with investors. While such popularity is flattering, it carries its own burdens. One of these is size. When the fund's assets grow beyond a certain point, the ability to manage them efficiently becomes somewhat restricted.

Putnam Management believes your fund is approaching such a limit. At the recommendation of the management company, your Trustees have voted to close the fund to new investors effective January 31, 1998. As an existing shareholder, you may continue to purchase additional shares of the fund.

I am confident this change will prove to be a positive development for your fund. In the following report, Rosemary Thomsen, your fund's portfolio manager, discusses performance during fiscal 1997 and looks at prospects for the year just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Manager
Rosemary H. Thomsen

A Federal Reserve Board interest-rate increase and the near meltdown of several developing Asian markets delivered a couple of high-profile shocks to the fixed-income markets this year, but high-yield bond investors emerged comparatively unscathed. A combination of strong market fundamentals and astute bond selection enabled Putnam High Yield Advantage Fund's class A shares to provide a total return of 13.30% at net asset value (NAV) and 7.93% at public offering price (POP), for the 12-month period ended November 30, 1997. For the same period, your fund's class B shares returned 12.52% at NAV and 7.52% with a contingent deferred sales charge, while class M shares returned 13.05% at NAV and 9.42% at POP.

* STRONG RETURNS FROM HEALTHY MARKET

High-yield bond prices rose steadily this year, experiencing only temporary setbacks in the weeks surrounding the Fed's March increase in short-term interest rates and after the October Asian crisis. Economic growth and corporate profits consistently exceeded expectations, helping to fuel a robust stock market and a generally optimistic mood among investors. Actual inflation was negligible, and even the threat of higher prices diminished as the year rounded into summer.

A record-breaking supply of new high-yield issues came to market this year -- more than $100 billion through the end of November -- but was easily absorbed by investors seeking yields higher than those available through government paper and investment-grade corporate bonds. By the end of your fund's fiscal year, the high-yield market had grown to more than $400 billion, representing a number of rapidly growing industries and companies, from telecommunications to cable TV. Although merger and acquisition activity soared during the year, the percentage of new high-yield issues used for acquisition financing actually declined. Indeed, in our opinion, the typical high-yield issuer today has less debt on the books and is much less likely to default on payments of principal and interest than in the junk-bond heyday of the late 80s.

The only drawback to such a healthy environment is that investors have pushed the yields on below investment-grade debt to within three-to-four percentage points of comparable U.S. Treasuries. When economic conditions are favorable and investor confidence is high, investors feel more comfortable holding lower-rated bonds. The increased demand for these bonds naturally pushes their prices higher and their yields lower.

* RADIOS, PHONES, AND TELEVISION

Three areas of the high-yield market that helped drive fund performance during the year were telecommunications, broadcasting, and cable TV. During the period, the telecommunications industry represented the largest sector of the high-yield market, as well as the largest sector of your fund. Typical of this high-growth industry, many of the fund's telecom holdings were in the midst of launching personal communications systems in major U.S. metropolitan markets at the start of the fiscal year. During the infrastructure development stage, these young companies represent their greatest business risk, and their bonds are priced accordingly with relatively high yields to attract investors.

NEXTEL Communications is a good example. The company has undertaken a massive investment in its digital mobile network, which is expected to deliver wireless telephone, two-way dispatch, and paging services to approximately 85% of the U.S. population by the end of 1998. With close to one million subscribers to date, NEXTEL's potentially sizable position in the wireless market is all but guaranteed. Its securities enjoyed a substantial rally during the year as a result. Also in the telecommunications industry, the fund has benefited from investments in competitive local exchange carriers, such as Teleport Communications and Winstar Communications. These companies use fiber-optic and wireless technologies to compete with local phone companies and have enjoyed considerable success in the past year. While these and other holdings discussed here were viewed favorably as of November 30, 1997, there is no guarantee that the fund will hold these securities in the future.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications            11.0%

Broadcasting                   6.8%

Cable television               6.2%

Cellular communications        5.6%

Oil and gas                    5.2%

Footnote reads:
*Based on net assets as of 11/30/97. Holdings will vary over time.

In the broadcasting industry, companies have benefited from 1986 legislation that effectively eased ownership restrictions within the largest metropolitan areas. This deregulation sparked a wave of merger and acquisition activity in the past year as companies sought to spread the cost of administration and sales across several stations and thereby improve profit margins. Fund holdings that participated in this industry consolidation included SFX Broadcasting, Jacor Communications, and Citadel Broadcasting.

In recent years, the securities of cable companies have languished as investors weighed the prospects of increased competition from satellite TV and industry deregulation. Lately, however, the sector has come back into favor as cable operators have begun working together to manage their subscriber bases, introduce new products, and upgrade networks. Of particular interest is the delivery of Internet technology through conventional cable systems. In June, Microsoft announced that it would invest $1 billion in Philadelphia cable operator Comcast Corp. for an 11.5% stake in the company. Cable securities rallied after the Microsoft announcement. Given that Microsoft wishes to promote its own online service, the investment suggests Microsoft believes cable will be a viable distribution network for Internet technology in the future.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Transamerican Energy stepped-coupon, 2002
Oil and gas

Teleport Communications Group Inc. stepped-coupon, 2007
Telecommunications

Diamond Cable Communication Co. stepped-coupon, 2005
Cable television

Cablevision Systems Corp. Series M, 11.125 preferred
Cable television

Cencall Communications Corp. stepped-coupon, 2004
Cellular communications

NEXTEL Communications, Inc stepped-coupon, 2007
Cellular communications

Revlon Worldwide Corp. Series B, stepped-coupon 2001
Cosmetics

Midland Funding Corp. Series A, 11.75%, 2005
Electric utilities

Fox Kids Worldwide Inc. 9.25%, 2007
Broadcasting

ICG Holdings, Inc. stepped-coupon, 2005
Telecommunications

Footnote reads:
These holdings represent 8.0% of the fund's net assets as of 11/30/97. Portfolio holdings will vary over time.

* HIGH-YIELD OUTLOOK STILL HEALTHY

The outlook for high-yield bonds remains favorable in our view. We believe that healthy year-end economic conditions in the United States, coupled with relatively low yields on U.S. Treasuries, should ensure continued strong demand for below investment-grade bonds in the coming months.

While the economic crisis in Southeast Asia may translate into slower growth for some large U.S. corporations, companies in the high-yield market typically have relatively few global operations. The slower growth of the Southeast Asian economies may actually have a positive effect on the U.S. bond market by lowering global growth and inflation, thus forestalling another rate increase by the Fed.

In the coming months, we intend to remain diligent on credit selection, seeking overlooked issues -- both here and abroad -- that offer the potential for income and price appreciation.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.




Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Advantage Fund is designed for investors seeking high current income, with capital growth as a secondary objective.

TOTAL RETURN FOR PERIODS ENDED 11/30/97
                               Class A         Class B         Class M
(inception date)              (3/25/86)       (5/16/94)       (12/1/94)
                             NAV     POP     NAV     CDSC    NAV      POP
------------------------------------------------------------------------------
1 year                      13.30%   7.93%  12.52%   7.52%  13.05%   9.42%
------------------------------------------------------------------------------
5 years                     70.64   62.46   62.99   60.99   68.47   62.98
Annual average              11.28   10.19   10.26    9.99   11.00   10.26
------------------------------------------------------------------------------
10 years                   199.74  185.38  174.11  174.11  190.66  181.13
Annual average              11.60   11.06   10.61   10.61   11.26   10.89
------------------------------------------------------------------------------
Life of fund               226.96  211.38  193.78  193.78  214.38  204.08
Annual average              10.67   10.20    9.66    9.66   10.29    9.98
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/97
                                Lehman Bros.      First Boston
                               Corporate Bond    High Yield Bond    Consumer
                                   Index             Index         Price Index
------------------------------------------------------------------------------
1 year                               7.57%           13.79%           1.83%
------------------------------------------------------------------------------
5 years                             51.13            75.38           13.73
Annual average                       8.61            11.89            2.61
------------------------------------------------------------------------------
10 years                           159.85           218.30           39.95
Annual average                      10.02            12.27            3.42
------------------------------------------------------------------------------
Life of fund                       181.83           251.67           48.44
Annual average                       9.29            11.38            3.44
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 11/30/87

                  Fund's           First         Lehman
                  class A          Boston         Bros.
                  shares         High Yield     Corporate
Date/year         at POP           Index        Bond Index

11/30/87           9521            10000          10000

11/30/88          11108            11571          11098

11/30/89          10818            11742          12682

11/30/90           9708            10892          13403

11/30/91          14121            15619          15598

11/30/92          16724            18149          17194

11/30/93          20048            21552          19522

11/30/94          19360            21384          18711

11/30/95          22614            25049          22689

11/30/96          25188            27973          24156

11/30/97          28538            31830          25985

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $27,411 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $29,066 ($28,113 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/97
                                Class A      Class B     Class M
Distributions (number)             12          12          12
------------------------------------------------------------------------------
Income                           $0.914      $0.842      $0.891
------------------------------------------------------------------------------
Capital gains                        --          --          --
------------------------------------------------------------------------------
  Total                          $0.914      $0.842      $0.891
------------------------------------------------------------------------------
Share value:                   NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------------
11/30/96                      $9.65  $10.13   $9.61   $9.64   $9.96
------------------------------------------------------------------------------
11/30/97                       9.96   10.46    9.92    9.95   10.28
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1         9.88%   9.41%   9.07%   9.65%   9.34%
------------------------------------------------------------------------------
 Current 30-day SEC yield2     9.46    9.01    8.70    9.19    8.88
------------------------------------------------------------------------------

 1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

 2Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)
                                Class A        Class B         Class M
(inception date)               (3/25/86)      (5/16/94)       (12/1/94)
                             NAV      POP    NAV     CDSC    NAV      POP
------------------------------------------------------------------------------
1 year                      13.37%   8.01%  12.49%   7.49%  13.11%   9.38%
------------------------------------------------------------------------------
5 years                     71.01   62.95   63.25   61.25   68.80   63.30
Annual average              11.33   10.26   10.30   10.03   11.04   10.31
------------------------------------------------------------------------------
10 years                   198.97  184.73  173.39  173.39  189.92  180.44
Annual average              11.57   11.03   10.58   10.58   11.23   10.86
------------------------------------------------------------------------------
Life of fund               230.97  215.20  197.26  197.26  218.18  207.76
Annual average              10.70   10.25    9.70    9.70   10.33   10.02
------------------------------------------------------------------------------



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued fixed-income non-convertible securities frequently used as a general measure of the performance of the corporate bond market.

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended November 30, 1997

To the Trustees and Shareholders of
Putnam High Yield Advantage Fund

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund, including the portfolio of investments owned, as of November 30, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                    Coopers & Lybrand L.L.P.
Boston, Massachusetts
January 15, 1998



Portfolio of investments owned
November 30, 1997


CORPORATE BONDS AND NOTES (83.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (0.8%)
------------------------------------------------------------------------------------------------------------
$     1,050,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                            $    1,144,500
      3,890,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                 4,123,400
     12,250,000  Lamar Advertising Co. 144A sr. sub. notes 8 5/8s, 2007                           12,387,813
      6,490,000  Interact Systems, Inc. 144A stepped-coupon zero %
                   (14s, 8/1/99), 2003 ++                                                          2,466,200
      6,135,000  Outdoor Comunications Inc. sr. sub. notes 9 1/4s, 2007                            6,165,675
      1,200,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                 1,260,000
      5,460,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                               6,115,200
        800,000  Universal Outdoor, Inc. sr. sub. notes Ser. B, 9 3/4s, 2006                         896,000
                                                                                              --------------
                                                                                                  34,558,788

Aerospace and Defense (1.4%)
------------------------------------------------------------------------------------------------------------
        310,000  Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003                              341,000
      2,800,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                  2,968,000
      5,890,000  Burke Industries, Inc. 144A sr. notes 10s, 2007                                   6,081,425
     12,465,000  Howmet Corp. sr. sub. notes 10s, 2003                                            13,836,150
      4,490,000  K & F Industries, Inc.144A sr. sub. notes 9 1/4s, 2007                            4,551,738
      3,650,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                     3,942,000
      6,790,000  Moog Inc. sr. sub. notes Ser. B, 10s, 2006                                        7,129,500
      9,800,000  Sabreliner Corp. sr. notes Ser. B, 12 1/2s, 2003                                 10,290,000
      1,150,000  Sequa Corp. med. term notes Ser. A, 10.15s, 2001                                  1,203,855
      2,610,000  Sequa Corp. sr. notes 9 5/8s, 1999                                                2,668,725
      1,875,000  Sequa Corp. sr. sub. notes 9 3/8s, 2003                                           1,947,656
      2,750,000  Sequa Corp. bonds 8 3/4s, 2001                                                    2,777,500
      3,600,000  Tracor, Inc. sr. sub. notes 8 1/2s, 2007                                          3,627,000
      4,650,000  United Defense Industries Inc. 144A sr. sub. notes 8 3/4s, 2007                   4,626,750
                                                                                              --------------
                                                                                                  65,991,299

Agriculture (0.6%)
------------------------------------------------------------------------------------------------------------
      1,000,000  AGCO Corp. sr. sub. notes 8 1/2s, 2006                                            1,030,000
        750,000  PMI Acquisition Corp. sr. sub. notes 10 1/4s, 2003                                  810,000
     16,367,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon
                   Ser. B, zero % (11 1/2s, 9/1/00), 2005 ++                                      13,195,894
     12,211,222  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 [2 DBL. DAGGERS]           13,432,344
                                                                                              --------------
                                                                                                  28,468,238

Airlines (0.3%)
------------------------------------------------------------------------------------------------------------
     12,085,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                12,568,400

Apparel (0.9%)
------------------------------------------------------------------------------------------------------------
      5,375,000  GFSI, Inc. 144A stepped-coupon zero % (11.375s,
                   9/15/04), 2009 ++                                                               5,536,250
      1,625,000  GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                    1,665,625
     14,050,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                    14,471,500
      7,140,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                      7,568,400
      8,000,000  Sun Apparel Inc Ser.B, 9 1/8s, 2004                                               8,000,000
      3,645,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                  3,900,150
                                                                                              --------------
                                                                                                  41,141,925

Automotive Parts (1.1%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Aetna Industries Inc. sr. notes 11 7/8s, 2006                                     4,000,000
      8,677,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                             9,631,470
      1,500,000  Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                     1,665,000
      5,000,000  American Axel & Manufacturing Bank Term Loan B, FRN
                   8s, 2005                                                                        5,075,000
      2,250,000  Cambridge Industries Inc. 144A sr. sub. notes 10 1/4s, 2007                       2,340,000
      6,000,000  Delco Remy International, Inc. 144A 11 1/2s, 2004                                 6,090,000
      1,425,000  Hawk Corp. sr. notes 10 1/4s, 2003                                                1,506,938
      3,640,000  Hayes Wheels International, Inc. company guaranty
                   Ser. B, 9 1/8s, 2007                                                            3,749,200
      7,360,000  Lear Corp. sub. notes 9 1/2s, 2006                                                8,022,400
      8,565,000  Safety Components International, Inc. sr. sub. notes
                   Ser. B, 10 1/8s, 2007                                                           8,907,600
                                                                                              --------------
                                                                                                  50,987,608

Banks (3.6%)
------------------------------------------------------------------------------------------------------------
     21,850,000  Advanta Corp. company guaranty Ser. B, 8.99s, 2026                               21,630,189
      9,200,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                    8,653,520
      4,000,000  Advanta Corp. med. term notes Ser. C, 7.02s, 1999                                 3,987,240
        850,000  Advanta Corp. med term notes Ser. D, 6.98s, 2002                                    830,841
      3,000,000  Advanta Corp. med. term notes Ser. D, 6.65s, 2000                                 2,949,750
      1,700,000  Advanta Corp. med. term notes Ser. D, 6.584s, 2000                                1,669,434
      1,215,000  Advanta Corp. med. term notes Ser. D, 6.54s, 2000                                 1,191,757
      3,000,000  Advanta National Bank sr. notes FRN, 6.069s, 1999                                 2,973,900
      3,685,000  Albank Capital Trust 144A company guaranty 9.27s, 2027                            4,027,300
      2,000,000  Chevy Chase Savings Bank sub. deb. 9 1/4s, 2008                                   2,040,000
        550,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                561,000
      3,325,000  Colonial Capital I 144A company guaranty 8.92s, 2027                              3,524,500
      7,385,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                            8,251,999
      2,100,000  First Federal Financial Corp. notes 11 3/4s, 2004                                 2,268,000
      2,530,000  First Nationwide Holdings sr. notes 12 1/2s, 2003                                 2,871,550
     20,900,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                           23,460,250
     13,030,000  First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                            13,746,650
     13,940,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                           15,161,144
      2,640,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                           2,626,800
      2,915,000  North Fork Capital Trust I company guaranty 8.7s, 2026                            3,139,193
      2,620,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                              2,816,500
      2,990,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                        3,318,900
      6,310,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                         7,067,200
      3,675,000  Onbank & Trust Co. company guaranty 9 1/4s, 2027                                  4,189,500
      3,555,000  Peoples Heritage Capital Trust company guaranty
                   Ser. B, 9.06s, 2027                                                             3,866,845
      2,900,000  Provident Capital Trust company guaranty 8.6s, 2026                               3,049,524
      6,470,000  Riggs Capital Trust 144A bonds 8 5/8s                                             6,874,893
      7,865,000  Sovereign Capital Trust company guaranty 9s, 2027                                 8,489,796
      2,815,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                    3,160,710
                                                                                              --------------
                                                                                                 168,398,885

Basic Industrial Products (0.3%)
------------------------------------------------------------------------------------------------------------
      2,475,000  Clark-Schwebel sr. notes 10 1/2s, 2006                                            2,673,000
      5,180,000  Koppers Industries, Inc. 144A sr. sub. notes 9 7/8s, 2007                         5,244,750
      4,025,000  Motors and Gears, Inc. sr. notes Ser. B, 10 3/4s, 2006                            4,266,500
      2,025,000  Roller Bearing Co. 144A sr. sub. notes 9 5/8s, 2007                               2,040,188
                                                                                              --------------
                                                                                                  14,224,438

Broadcasting (5.6%)
------------------------------------------------------------------------------------------------------------
      7,200,000  Acme Television/Finance 144A sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 9/30/00), 2004 ++                                       5,256,000
     15,600,000  Allbritton Communications sr. sub. deb. Ser. B, 9 3/4s, 2007                     15,717,000
      2,000,000  American Radio Systems sr. sub. notes 9 3/4s, 2005                                2,195,000
      5,030,000  American Radio Systems Corp. company guaranty 9s, 2006                            5,344,375
      4,590,000  Antenna TV S.A. 144A sr. notes 9s, 2007 (Greece)                                  4,498,200
      3,790,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                               4,211,638
      8,895,000  Australias Hldngs PTY Ltd. sr. disc, notes stepped-coupon
                   zero % (15s, 11/01/00), 2002                                                    4,269,600
         72,546  Australis Media, Ltd. sr. disc. notes stepped-coupon
                   1 3/4s, (15 3/4s 5/15/00), 2003 (Australia) ++                                     21,764
      3,880,000  Azteca Holdings 144A sr. notes 11s, 2002                                          3,977,000
      9,175,000  Benedek Broadcasting sr. notes 11 7/8s, 2005                                     10,276,000
     12,935,000  Benedek Communications Corp. sr. disc. notes stepped-
                   coupon zero % (13 1/4s, 5/15/01), 2006 ++                                       9,507,225
      4,965,000  Busse Broadcasting Corp. sr. notes 11 5/8s, 2000                                  5,312,550
     11,220,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                   zero % (12 3/4s, 2/1/02), 2009 ++                                               7,966,200
      5,425,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                  5,533,500
      3,150,000  Central European Media Enterprises Ltd. sr. notes 9 3/8s, 2004                    3,118,500
      5,060,000  Citadel Broadcasting Co. 144A 10 1/4s, 2007                                       5,414,200
        290,300  Citadel Broadcasting Co. 144A sr. notes 10 1/4s, 2007                               310,621
      3,705,000  Commodore Media, Inc. sr. sub. notes stepped-coupon
                   7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                              4,149,600
     19,210,000  Fox Kids Worldwide Inc. 144A sr. discount notes
                   stepped-coupon zero % (10 1/4s, 11/1/02), 2007 ++                              10,997,725
     29,750,000  Fox Kids Worldwide Inc. 144A sr. notes 9 1/4s, 2007                              28,336,875
     15,000,000  Fox/Liberty Networks LLC 144A sr. discount notes
                   stepped-coupon zero % (9 3/4s,8/15/02), 2007 ++                                 9,412,500
     18,480,000  Fox/Liberty Networks LLC 144A sr. notes 8 7/8s, 2007                             18,341,400
      9,000,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                           9,337,500
      8,310,000  Heartland Wireless Communications, Inc. sr. notes 13s, 2003                       3,324,000
      1,950,000  Heartland Wireless Communications, Inc. sr. notes Ser. D,
                   13s, 2003                                                                         838,500
        385,000  Heartland Wireless Communications, Inc. sr. notes Ser. B,
                   14s, 2004                                                                         165,550
      5,745,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                 5,658,825
      2,010,000  Jacor Communications, Inc. company guaranty 9 3/4s, 2006                          2,140,650
     13,555,000  JCAC, Inc. sr. sub. notes 10 1/8s, 2006                                          14,639,400
      3,095,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                         3,396,763
      9,500,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                               9,547,500
      9,450,000  Paxson Communications Corp. 144A sr. sub. notes 11 5/8s, 2002                    10,158,750
      8,462,000  Petracom Holdings, Inc. notes stepped-coupon zero %
                   (17 1/2s, 8/1/98), 2003 ++                                                      8,123,520
     10,480,000  Radio One Inc. company guaranty stepped-coupon Ser. B,
                   7s, (12s, 5/15/00), 2004 ++                                                    10,375,200
      8,050,000  Sinclair Broadcasting Group sr. sub. notes 10s, 2005                              8,492,750
      1,000,000  Spanish Broadcasting Systems stepped-coupon 7 1/2s,
                   (12.5s,), 2002 ++                                                               1,155,000
      4,245,000  Sullivan Broadcasting sr. sub. notes 10 1/4s, 2005                                4,531,538
      1,950,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                           2,028,000
      3,885,000  Wireless One, Inc. sr. notes 13s, 2003                                            1,942,500
        300,000  Young Broadcasting, Inc. company guaranty Ser. B, 9s, 2006                          295,500
                                                                                              --------------
                                                                                                 260,318,919

Building and Construction (1.1%)
------------------------------------------------------------------------------------------------------------
      3,800,000  Atrium Companies Inc. sub. notes 10 1/2s, 2006                                    3,999,500
     19,730,000  Consorcio/MCII Holdings sec. notes stepped-coupon zero %
                   (12s, 11/15/98), 2002 ++                                                       17,904,975
      2,040,000  Continental Homes Holding Corp. sr. notes 10s, 2006                               2,193,000
     11,000,000  GS Superhighway Holdings 144A sr. notes 10 1/4s, 2007                            10,697,500
     12,472,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                      14,264,850
                                                                                              --------------
                                                                                                  49,059,825

Building Products (1.0%)
------------------------------------------------------------------------------------------------------------
      2,000,000  American Standard, Inc. sr. sub. notes stepped-coupon zero %
                   (10 1/2s, 6/1/98), 2005 ++                                                      2,000,000
      3,000,000  Colombia Holdings sr. notes 10s, 1999                                             3,030,000
      5,000,000  Consumers International 144A sr. notes 10 1/4s, 2005                              5,450,000
      9,700,000  Inter-City Products sr. notes 9 3/4s, 2000                                        9,966,750
      1,425,000  Johns Manville International Group sr. notes 10 7/8s, 2004                        1,596,000
     11,375,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                         11,659,375
      6,325,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                  7,020,750
      3,350,000  Waxman Industries Inc. sr. notes stepped-coupon Ser. B,
                   zero % (12 3/4s, 6/1/99), 2004 ++                                               2,931,250
                                                                                              --------------
                                                                                                  43,654,125

Buses (0.1%)
------------------------------------------------------------------------------------------------------------
      5,260,000  Atlantic Express, Transportation Corp.144A company guaranty
                   10 3/4s, 2004                                                                   5,523,000

Business Equipment (0.1%)
------------------------------------------------------------------------------------------------------------
      6,240,000  Axiohm Transactions Solutions 144A sr. sub. notes 9 3/4s, 2007                    6,255,600

Business Services (0.7%)
------------------------------------------------------------------------------------------------------------
        690,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                         710,700
      3,855,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                   (United Kingdom)                                                                4,047,750
      8,710,000  Iron Mountain, Inc. 144A sr. sub. notes 8 3/4s, 2009                              8,840,650
      1,870,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                      2,085,050
      3,792,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                   4,284,960
      7,158,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                        8,142,225
      3,000,000  Williams Scotsman, Inc. 144A sr. notes 9 7/8s, 2007                               3,105,000
                                                                                              --------------
                                                                                                  31,216,335

Cable Television (5.5%)
------------------------------------------------------------------------------------------------------------
      3,022,037  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 [2 DBL. DAGGERS]             3,059,812
     24,445,000   Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                    25,117,238
     11,990,000  American Telecasting, Inc. sr. disc. notes stepped-coupon zero %
                   (14 1/2s, 8/15/00), 2005 ++                                                     3,597,000
      8,750,000  Cablevision Systems Corp. sr. sub. deb. 10 1/2s, 2016                             9,996,875
      $210,000   Cablevision Systems Corp. sr. sub. notes 9 1/4s, 2005                               220,500
      9,275,000  Century Communications Corp. sr. notes 8 7/8s, 2007                               9,390,938
      9,000,000  Charter Communications International disc. notes stepped-
                   coupon Ser. B, zero % (14s, 3/15/01), 2007 ++                                   6,840,000
      4,250,000  Charter Communications International sr. notes Ser. B,
                   11 1/4s, 2006                                                                   4,717,500
      5,200,000  Comcast Corp. sr. sub. notes 9 1/2s, 2008                                         5,505,812
      7,480,000  Comcast Corp. sr. sub. notes 9 3/8s, 2005                                         8,001,132
     17,595,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                   (11.2s, 11/15/00), 2007 (Bermuda) ++                                           14,032,013
      1,600,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (13 1/2s, 9/30/99), 2004
                   (United Kingdom) ++                                                             1,416,000
     51,775,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                            39,090,125
        325,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                   (United Kingdom) ++                                                               212,875
      9,173,867  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]             9,632,560
      9,235,000  FrontierVision Holdings LP 144A sr. discount notes
                   stepped coupon zero % (11 7/8s, 9/15/01), 2007 ++                               6,441,413
      2,890,000  FrontierVision Operating Partners L.P. sr. sub. notes 11s, 2006                   3,135,650
        700,000  Galaxy Telecom, L.P. sr. sub. notes 12 3/8s, 2005                                   757,750
     24,750,000  International Cabletel, Inc. sr. notes stepped-coupon
                   Ser. B, zero % (11 1/2s, 2/01/01), 2006 ++                                     18,686,250
     10,400,000  Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon
                   zero % (14 1/4s, 6/15/00), 2005 ++                                              8,788,000
     11,715,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-
                   coupon zero % (13 1/2s, 8/1/99), 2004 ++                                       10,719,225
      2,320,000  Northland Cable Television 144A sr. sub. notes 10 1/4s, 2007                      2,378,000
      2,050,000  Pegasus Communications Corp. 144A sr. notes 9 5/8s, 2005                          2,050,000
      6,000,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                        6,840,000
     20,325,000  RCN Corp. 144A sr. disc. notes stepped-coupon zero%
                   (11 1/8s, 10/15/02), 2007 ++                                                   11,940,938
      2,750,000  RCN Corp. 144A sr. notes 10s, 2007                                                2,756,875
        580,000  Tele-Communications, Inc. sr. notes 7 3/8s, 2000                                    589,309
      3,500,000  Telewest Communications PLC deb. 9 5/8s, 2006
                   (United Kingdom)                                                                3,622,500
     20,000,000  Time Warner, Inc. deb. 7 1/4s, 2017                                              19,979,600
      5,810,000  UIH Australia/Pacific, Inc. 144A sr. disc. notes stepped-
                   coupon zero % (14s, 5/15/01), 2006 (Australia) ++                               3,776,500
     17,735,000  UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 5/15/01), 2006 (Australia) ++                             11,527,750
                                                                                              --------------
                                                                                                 254,820,140

Cellular Communications (5.1%)
------------------------------------------------------------------------------------------------------------
      6,400,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                     6,560,000
      5,850,000  Cellular, Inc. sr. sub. disc. notes stepped-coupon zero %
                   (11 3/4s, 9/1/98), 2003 ++                                                      5,776,875
     35,980,000  Cencall Communications Corp. sr. disc. notes stepped-
                   coupon zero % (10 1/8s, 1/15/99), 2004 ++                                      31,437,525
      6,000,000  Centennial Cellular Corp. sr. notes 10 1/8s, 2005                                 6,450,000
      5,972,000  Centennial Cellular Corp. sr. notes 8 7/8s, 2001                                  6,061,580
     14,000,000  Clearnet Communications, Inc. sr. disc. notes stepped-
                   coupon zero % (14 3/4s, 12/15/00), 2005 ++                                     10,920,000
      9,555,000  Comcast Cellular Holdings sr. notes Ser. B, 9 1/2s, 2007                          9,889,425
      2,750,000  Commnet Cellular, Inc. bonds 11 1/4s, 2005                                        3,135,000
      2,470,000  Consorcio Ecuatoriano 144A notes 14s, 2002 (Ecuador)                              2,470,000
      5,000,000  Dial Call Communications, Inc. sr. disc. notes stepped-
                   coupon zero % (12 1/4s, 4/15/99), 2004 ++                                       4,750,000
     23,280,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 2/1/01), 2006 ++                                                         16,878,000
      8,310,000  McCaw International Ltd sr. discount notes stepped-
                   coupon zero % (13s, 4/15/02), 2007 ++                                           4,882,125
     23,175,000  Millicom International Cellular S.A. sr. disc. notes stepped-
                   coupon zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) ++                          16,917,750
     48,985,000  NEXTEL Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (10.65s, 9/15/02), 2007 ++                               29,758,388
     36,000,000  NEXTEL Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (9 3/4s, 10/31/02), 2007 ++                              20,790,000
      2,480,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                           2,628,800
     10,750,000  Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                                  11,395,000
      5,000,000  Pricellular Wireless Corp. sr. disc. notes stepped-coupon
                   zero % (12 1/4s, 10/1/98), 2003 ++                                              5,006,250
      6,500,000  Powertel, Inc. sr. notes 11 1/8s, 2007                                            6,890,000
      5,000,000  Powertel, Inc. 8 7/8s, 2001                                                       4,993,750
      7,250,000  Rogers Cantel, Inc. deb. 9 3/8s, 2008 (Canada)                                    7,648,750
      4,900,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                          5,512,500
      1,650,000  Sygnet Wireless, Inc. sr. notes 11 1/2s, 2006                                     1,765,500
      4,390,000  Telesystem International Wireless Inc. 144A sr. disc. notes stepped-coupon zero % (10 1/2s, 11/1/02), 2007
                   (Canada) ++                                                                     2,392,550
     11,175,000  Transtel S.A. 144A pass through Certificates 12 1/2s, 2007
                   (Colombia)                                                                     10,504,500
      1,700,000  Western Wireless Corp. sr. sub. notes 10 1/2s, 2007                               1,802,000
                                                                                              --------------
                                                                                                 237,216,268

Chemicals (2.6%)
------------------------------------------------------------------------------------------------------------
      1,650,000  Buckeye Cellulose Corp. sr. sub. notes 9 1/4s, 2008                               1,740,750
      2,775,000  Buckeye Cellulose Corp. sr. sub. notes 8 1/2s, 2005                               2,816,625
      1,790,000  Chemical Leaman Corp. sr. notes 10 3/8s, 2005                                     1,861,600
      5,300,000  Foamex, L.P. company guaranty 9 7/8s, 2007                                        5,439,125
     13,590,000  Harris Chemical Corp. sr. sub. notes 10 3/4s, 2003                               14,303,475
     12,750,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                  13,291,875
      4,850,000  Huntsman Corp. 144A sr. sub. notes FRN 9.094s, 2007                               5,019,750
      5,500,000  Huntsman Specialty Bank Loan notes Ser. BK, zero %, 2007                          5,500,000
      5,430,000  NL Industries, Inc. sr. notes 11 3/4s, 2003                                       5,973,000
      9,300,000  PCI Chemicals & Pharmaceuticals 144A sr. notes 9 1/4s,
                   2007 (Canada)                                                                   9,160,500
      4,465,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                          4,431,513
      4,000,000  Pioneer Americas Acquisition Bank Loan FRN 8.815s, 2006                           4,050,000
      2,992,500  Pioneer Americas Acquisititon Bank Loan FRN 8.38s, 2006                           3,029,906
     13,310,000  Polytama International notes 11 1/4s, 2007                                       11,712,800
     12,175,000  Pharmaceutical Fine Chemicals 144A sr. sub. notes 9 3/4s,
                   2007 (Switzerland)                                                             12,235,875
        115,000  Sovereign Specialty Chemical 144A sr. sub. notes 9 1/2s, 2007                       118,163
      1,220,000  Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                            1,342,000
      5,550,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                     4,842,375
     13,915,000  Union Carbide Global Enterprises sr. sub. notes Ser. B, 12s, 2005                15,584,800
                                                                                              --------------
                                                                                                 122,454,132

Computer Equipment (0.1%)
------------------------------------------------------------------------------------------------------------
      6,385,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                 6,289,225

Computer Services (0.5%)
------------------------------------------------------------------------------------------------------------
      3,100,000  DecisionOne Corp. sr. sub. notes 9 3/4s, 2007                                     3,177,500
     10,125,000  Unisys Corp. sr. notes 11 3/4s, 2004                                             11,491,875
     10,250,000  Unisys Corp. deb. 9 3/4s, 2016                                                   10,250,000
                                                                                              --------------
                                                                                                  24,919,375

Conglomerates (0.2%)
------------------------------------------------------------------------------------------------------------
        893,000  Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                                         928,720
      1,960,000  Cia Latino Americana 144A company guaranty 11 1/8s,
                   2004 (Argentina)                                                                1,979,600
      4,350,000  Dine S.A. de C.V. 144A company guaranty 8 3/4s, 2007
                   (Luxembourg)                                                                    4,230,375
      1,980,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                      1,987,425
                                                                                              --------------
                                                                                                   9,126,120
Consumer Durable Goods (0.4%)
------------------------------------------------------------------------------------------------------------
      6,250,000  Doskcil Manufacturing Co 144A sr. sub. notes 10 1/8s, 2007                        6,437,500
      5,585,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 11/15/01), 2006 ++                                         3,183,450
      6,150,000  IHF Holdings, Inc. sr. disc. notes Ser. B, zero % (15s, 11/15/99),
                   2004 ++                                                                         5,350,500
      4,840,000  Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                           4,065,600
                                                                                              --------------
                                                                                                  19,037,050

Consumer Non Durables (--%)
------------------------------------------------------------------------------------------------------------
      2,400,000  CLN Holdings, Inc. sr. disc. notes zero %, 2001                                   1,320,000
      1,235,000  Hedstrom Holdings, Inc. 144A sr. disc. notes zero %
                   (12s, 6/1/02), 2009 ++                                                            741,000
                                                                                              --------------
                                                                                                   2,061,000

Consumer Services (0.3%)
------------------------------------------------------------------------------------------------------------
      9,695,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                   10,737,213
      4,805,000  Coinmach Corp. 144A sr. notes 11 3/4s, 2005                                       5,273,488
                                                                                              --------------
                                                                                                  16,010,701

Cosmetics (1.4%)
------------------------------------------------------------------------------------------------------------
     12,980,000  Carson, Inc. 144A sr. sub. notes 10 3/8s, 2007                                   13,369,400
        450,000  Coty Inc. Gtd. sr. sub. notes 10 1/4s, 2005                                         480,375
      2,220,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                           2,331,000
      5,275,000  Renaissance Cosmetics company guaranty 11 3/4s, 2004                              4,800,250
     12,035,000  Revlon Consumer Products sr. sub. notes Ser. B, 10 1/2s, 2003                    12,696,925
     42,840,000  Revlon Worldwide Corp. sr. disc. notes Ser. B, zero %, 2001                      29,666,700
        123,000  Revlon Worldwide Corp. sr. disc. notes Ser. B, zero %, 1998                         120,848
                                                                                              --------------
                                                                                                  63,465,498

Electric Utilities (3.7%)
------------------------------------------------------------------------------------------------------------
      8,195,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                          8,317,925
      6,525,000  AES Corp. sr. sub. notes 8 3/8s, 2007                                             6,410,813
      2,500,000  Calpine Corp. sr. notes 10 1/2s, 2006                                             2,737,500
      9,255,000  Calpine Corp. sr. notes 9 1/4s, 2004                                              9,486,375
      5,000,000  Connecticut Light & Power Co. 1st mtge. Ser. A, 7 7/8s, 2001                      5,062,250
      7,200,000  Connecticut Light & Power Co. 1st mtge. Ser. A, 5 1/2s, 1999                      7,100,352
      2,000,000  Connecticut Light & Power Co. 1st mtge. Ser. D, 7 7/8s, 2024                      2,050,120
      6,500,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                 7,063,810
      6,925,000  El Paso Electric Co. 1st mtge. Ser. E, 9.4s, 2011                                 7,782,038
      6,655,000  Espirito Santo Centrais 144A sr. notes 10s, 2007 (Brazil)                         6,388,800
        295,000  First PV Funding deb. 10.15s, 2016                                                  316,252
      4,041,000  First PV Funding Corp. deb. Ser. 86A, 10.3s, 2014                                 4,411,075
     12,879,000  Long Island Lighting Co. deb. 9s, 2022                                           14,273,796
     17,200,000  Long Island Lighting Co. deb. 8.9s, 2019                                         18,963,860
      1,350,000  Long Island Lighting Co. refunding mtge. notes 9 5/8s, 2024                       1,386,815
        338,054  Midland Funding Corp. I deb. Ser. C-94, 10.33s, 2002                                369,067
     24,265,000  Midland Funding Corp. II deb. Ser. A, 11 3/4s, 2005                              29,009,535
      9,600,000  Midland Funding Corp. II deb. Ser. B, 13 1/4s, 2006                              12,275,424
        800,000  Niagara Mohawk Power Corp. med. term notes 9.95s, 2000                              803,152
      1,873,000  North Atlantic Energy Corp. 1st mtge. Ser. A, 9.05s, 2002                         1,897,667
      6,924,397  Northeast Utilities System notes Ser. A, 8.58s, 2006                              6,854,115
      1,840,000  Northeast Utilities System notes Ser. B, 8.38s, 2005                              1,841,251
     12,420,000  Panda Global Energy Co. company guaranty 12 1/2s, 2004                           11,674,800
      5,000,000  Texas New-Mexico Power Utilities deb. 12 1/2s, 1999                               5,297,850
                                                                                              --------------
                                                                                                 171,774,642

Electronics and Electrical Equipment (1.7%)
------------------------------------------------------------------------------------------------------------
      8,830,000  Argo-Tech Corp. 144A sr. sub. notes 8 5/8s, 2007                                  8,741,700
      2,110,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                   2006 (India)                                                                    2,236,600
      5,000,000  Details Holdings Corp. 144A sr. disc. notes stepped-
                   coupon zero % (12 1/2s, 11/15/02), 2007 ++                                      2,862,500
      2,790,000  Details, Inc. 144A sr. sub. notes 10s, 2005                                       2,824,875
     10,550,000  DII Group, Inc. 144A sr. sub. notes 8 1/2s, 2007                                 10,418,125
      5,240,000  Dobson Communications Corp. 11 3/4s, 2007                                         5,449,600
      3,275,000  Figgie International, Inc. sr. notes 9 7/8s, 1999                                 3,414,188
      6,280,000  Flextronics Internationsl Ltd. 144A sr. sub. notes 8 3/4s, 2007                   6,264,300
      2,875,000  HCC Industries, Inc. 144A sr. sub. notes 10 3/4s, 2007                            2,990,000
     25,560,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero % (11 1/2s, 8/15/98), 2003
                   (Canada) ++                                                                    10,735,200
      4,530,000  Therma-Wave Inc. sr. notes Ser. B, 10 5/8s, 2004                                  4,801,800
     14,885,000  Viasystems Inc. 144A sr. sub. notes 9 3/4s, 2007                                 15,405,975
      1,725,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                      1,768,125
                                                                                              --------------
                                                                                                  77,912,988

Entertainment (0.2%)
------------------------------------------------------------------------------------------------------------
      6,040,000  Premier Parks, Inc. sr. notes 9 3/4s, 2007                                        6,417,500
      3,800,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                     4,037,500
                                                                                              --------------
                                                                                                  10,455,000

Environmental Control (0.3%)
------------------------------------------------------------------------------------------------------------
      3,900,000  Allied Waste Industries, Inc. company guaranty 10 1/4s, 2006                      4,251,000
     15,010,000  Allied Waste Industries, Inc. 144A sr. disc. notes stepped-
                   coupon zero % (11.3s, 6/1/02), 2007 ++                                         10,319,375
                                                                                              --------------
                                                                                                  14,570,375

Financial Services (1.3%)
------------------------------------------------------------------------------------------------------------
     15,275,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                     15,275,000
      2,000,000  AEI Holding Co. Inc. 144A sr. notes 10s, 2007                                     2,035,000
     10,110,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                      10,489,125
      9,345,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                      9,204,825
      1,770,000  Dollar Financial Group Inc. sr. notes Ser. A, 10 7/8s, 2006                       1,885,050
      4,565,000  Imperial Credit Capital Trust I 144A company guaranty
                   10 1/4s, 2002                                                                   4,496,525
      4,690,000  Investors Capital Trust I company guaranty Ser. B, 9.77s, 2027                    4,977,263
      5,500,000  Local Financial Corp. 144A sr. notes 11s, 2004                                    5,802,500
      6,850,000  Resource America Inc. 144A bonds 12s, 2004                                        7,038,375
                                                                                              --------------
                                                                                                  61,203,663

Food and Beverages (1.9%)
------------------------------------------------------------------------------------------------------------
     12,405,000  Ameriserve Food Co. 144A sr. sub. notes 10 1/8s, 2007                            12,901,200
      8,345,000  Ameriserve Food Co. 144A sr. notes 8 7/8s, 2006                                   8,345,000
        500,000  Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                        525,000
      7,475,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                            7,848,750
      5,200,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                          5,278,000
        435,000  Chiquita Brands cv. sr. notes 9 5/8s, 2004                                          461,100
      1,710,000  Del Monte Corp. sr. sub. notes Ser. B, 12 1/4s, 2007                              1,863,900
      6,525,000  Doane Products Co. sr. notes 10 5/8s, 2006                                        6,981,750
     11,400,000  International Home Foods, Inc. company gauranty 10 3/8s, 2006                    12,084,000
      6,765,000  Nebco Evans Holding Co. 144A sr. disc. notes stepped-
                   coupon zero % (12 3/8s, 7/15/02), 2007 ++                                       4,397,250
      1,970,000  Sampoerna International Finance Co. 144A company guaranty
                   8 3/8s, 2006 (Indonesia)                                                        1,777,827
      7,100,000  Southern Foods Group 144A sr. sub. notes 9 7/8s, 2007                             7,384,000
      5,883,360  Southern Foods Group 144A zero %, 2006                                            5,898,068
     11,765,000  Windy Hill Pet Food Co. sr. sub. notes 9 3/4s, 2007                              12,117,950
                                                                                              --------------
                                                                                                  87,863,795

Gaming (3.4%)
------------------------------------------------------------------------------------------------------------
      6,015,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                         6,090,188
      5,525,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                             5,759,813
        150,000  Aztar Corp. sr. sub. notes 13 3/4s, 2004                                            172,125
      6,500,000  Aztar Corp. sr. sub. notes 11s, 2002                                              6,695,000
      1,915,000  Boyd Gaming Corp. 144A sr. sub. notes 9 1/2s, 2007                                1,972,450
      5,575,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                      6,041,906
      1,050,000  Casino Magic Finance Corp. 1st mtge. 11 1/2s, 2001                                1,023,750
     12,920,000  Coast Hotels & Casinos, Inc. company guaranty Ser. B, 13s, 2002                  14,535,000
      4,000,000  Coast Hotels & Casinos, Inc. company guaranty Ser. B,
                   10 7/8s, 2001                                                                   4,000,000
      5,042,678  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003                           5,345,239
      2,780,000  Empress River Casino sr. notes 10 3/4s, 2002                                      2,974,600
      3,555,000  Fitzgeralds Gaming Co. 13s, 1998                                                  3,555,000
      5,755,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                       6,114,688
      6,290,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                               6,856,100
     10,220,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                   10,986,500
      5,735,000  Isle of Capri Black Hawk LLC 144A 1st mortgage 13s, 2004                          5,792,350
      8,215,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                    8,379,300
        750,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                              757,500
      7,040,000  101 Main L.L.C. P/P 144A 13s, 2000                                                7,110,400
      9,796,000  Players International Inc. sr. notes 10 7/8s, 2005                               10,579,680
     11,370,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                         8,925,450
     15,490,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                               15,335,100
      3,078,000  Trump Castle Funding Corp. notes 11 1/2s, 2000                                    3,108,780
      6,050,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                            7,018,000
     10,000,000  Venetian Casino Term Bank Loan FRN 8.875s, 2003                                   9,950,000
                                                                                              --------------
                                                                                                 159,078,919
Health Care (3.5%)
------------------------------------------------------------------------------------------------------------
     10,000,000  Columbia/HCA Healthcare notes 7s, 2007                                            9,755,500
      2,000,000  Columbia/HCA Healthcare Corp. med. term notes 8.85s, 2007                         2,163,560
      8,240,000  Genesis Eldercare 144A sr. sub. notes 9s, 2007                                    8,013,400
      2,083,000  Genesis Health Ventures, Inc. sr. sub. notes 9 3/4s, 2005                         2,150,698
        135,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                           136,688
      3,085,000  Integrated Health Services, Inc. 144A sr. sub. notes 9 1/2s, 2007                 3,115,850
     18,785,000  Integrated Health Services, Inc. 144A sr. sub. notes 9 1/4s, 2008                18,738,038
     10,915,000  Leiner Health Products 144A sr. sub. notes 9 5/8s, 2007                          11,542,613
      2,000,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                2,320,000
      6,570,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                    6,832,800
     27,585,000  Paragon Health Networks, Inc. 144A sr. sub. notes 9 1/2s, 2007                   27,447,075
      8,750,000  Paragon Health Network Bank Term Loan C, FRN 8.5625s, 2005                        8,870,313
      1,900,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                             1,957,000
     20,230,000  Sun Healthcare Group Inc. 144A sr. sub. notes 9 1/2s, 2007                       20,584,025
      7,000,000  Tenet Healthcare Corp. sr. sub. notes 10 1/8s, 2005                               7,595,000
     23,075,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                               23,594,188
      7,865,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                         7,943,650
                                                                                              --------------
                                                                                                 162,760,398

Insurance and Finance (0.3%)
------------------------------------------------------------------------------------------------------------
      3,025,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                  3,165,874
     10,920,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                         11,528,135
                                                                                              --------------
                                                                                                  14,694,009

Lodging (0.7%)
------------------------------------------------------------------------------------------------------------
      1,060,000  HMH Properties, Inc. sr. notes 9 1/2s, 2005                                       1,115,650
      9,050,000  HMH Properties, Inc. company guaranty Ser. B, 8 7/8s, 2007                        9,321,500
     14,105,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                        14,880,775
      1,810,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                1,837,150
      4,355,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                   4,638,075
                                                                                              --------------
                                                                                                  31,793,150

Machinery (0.1%)
------------------------------------------------------------------------------------------------------------
      2,890,000  Bucyrus International, Inc. 144A sr. notes 9 3/4s, 2007                           2,918,900

Media (0.5%)
------------------------------------------------------------------------------------------------------------
      2,420,000  Globo Communicacoes 144A company guaranty
                   10 1/2s, 2006 (Brazil)                                                          2,226,400
     21,000,000  Viacom International, Inc. sub. deb. 8s, 2006                                    20,847,540
                                                                                              --------------
                                                                                                  23,073,940

Medical Supplies and Devices (1.1%)
------------------------------------------------------------------------------------------------------------
     12,185,000  ALARIS Medical Inc. company guaranty 9 3/4s, 2006                                12,855,175
      8,000,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                     8,940,000
      5,375,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                           5,993,125
     10,800,000  Imagyn Medical Technologies, Inc. 12 1/2s, 2004                                  10,314,000
      4,600,000  Kinetic Concepts, Inc. 144A sr. sub. notes 9 5/8s, 2007                           4,634,500
      9,530,000  Wright Medical Technology, Inc. 144A notes Ser. C,
                   11 3/4s, 2000                                                                   9,672,950
                                                                                              --------------
                                                                                                  52,409,750
Metals and Mining (0.6%)
------------------------------------------------------------------------------------------------------------
      2,590,000  Altos Hornos de Mexico bonds Ser. B, 11 7/8s, 2004 (Mexico)                       2,751,875
      2,800,000  Anker Coal Group, Inc. 144A sr. notes 9 3/4s, 2007                                2,814,000
      4,030,000  Armco, Inc. sr. notes 9s, 2007                                                    3,979,625
      4,455,000  Continental Global Group sr. notes Ser. B, 11s, 2007                              4,744,575
      7,500,000  Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003                     8,025,000
      6,470,000  Maxxam Group Holdings, Inc. sr. notes Ser. B, 12s, 2003                           6,987,600
                                                                                              --------------
                                                                                                  29,302,675

Motion Picture Distribution (1.2%)
------------------------------------------------------------------------------------------------------------
      5,590,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                               6,023,225
     17,285,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                              17,717,125
      2,532,600  Cinemark Mexico USA notes Ser. B, 13s, 2003 (Mexico) [2 DBL. DAGGERS]             2,627,573
         97,000  Cinemark Mexico USA notes Ser. D, 13s, 2003 (Mexico) [2 DBL. DAGGERS]               100,638
     15,500,000  Cinemark USA, Inc. 9 5/8s, 2008                                                  15,965,000
      3,385,000  Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008                                    3,503,475
      8,145,000  United Artists notes 11 1/2s, 2002                                                8,470,800
                                                                                              --------------
                                                                                                  54,407,836

Oil and Gas (5.2%)
------------------------------------------------------------------------------------------------------------
      2,725,000  Abraxas Petroleum Corp. 144A sr. notes Ser. B, 11 1/2s, 2004                      2,943,000
     11,350,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                     12,513,375
      1,375,000  Benton Oil & Gas Co. 144A sr. notes 9 3/8s, 2007                                  1,392,188
     11,500,000  Chesapeake Energy Corp. sr. notes 10 1/2s, 2002                                  12,233,125
      5,208,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                                    5,377,260
      4,000,000  Clark R & M Holdings Inc. Bank Loan FRN 8.625s, 2004                              4,030,000
      3,500,000  Cliffs Drilling Co. 144A sr. notes 10 1/4s, 2003                                  3,771,250
      5,490,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                     5,476,275
      3,800,000  DI Industries Inc. sr. notes 8 7/8s, 2007                                         3,895,000
      7,595,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                  8,126,650
      5,000,000  Gulf Canada Resources Ltd. sr. sub. notes 9 5/8s, 2005 (Canada)                   5,425,000
      2,800,000  Gulf Canada Resources, Ltd. sr. sub. deb. 9 1/4s, 2004 (Canada)                   2,954,476
      3,550,000  HS Resources, Inc. company guaranty 9 1/4s, 2006                                  3,656,500
      9,581,000  KCS Energy, Inc. company guaranty Ser. B, 11s, 2003                              10,515,148
      3,125,000  Pacalta Resources Ltd. sr. notes Ser. B, 10 3/4s, 2004 (Canada)                   3,078,125
      3,730,000  Panaco, Inc. 144A sr. notes 10 5/8s, 2004                                         3,711,350
      2,890,000  Parker Drilling Corp. sr. notes Ser. Ser. B, 9 3/4s, 2006                         3,092,300
      2,465,000  Petsec Energy, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                           2,526,625
      1,205,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                            1,229,100
      2,465,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                      2,483,488
     10,480,000  Southwest Royalties, Inc. 144A company guaranty 10 1/2s, 2004                    10,375,200
    103,200,000  Transamerican Energy 144A sr. disc. notes stepped-coupon
                   zero % (13s 6/15/2000), 2002 ++                                                83,850,000
     25,445,000  Transamerican Energy 144A sr. notes 11 1/2s, 2002                                25,445,000
      8,736,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001                         9,784,320
      6,800,000  Trico Marine Services, Inc. company guaranty Ser. B,
                   8 1/2s, 2005                                                                    6,902,000
      1,350,000  Trico Marine Services, Inc. 144A company guaranty Ser. C,
                   8 1/2s, 2005                                                                    1,360,125
      3,475,000  XCL Ltd 144A 13 1/2s, 2004                                                        3,787,750
      2,410,000  Wiser Oil Co. company guaranty 9 1/2s, 2007                                       2,397,950
                                                                                              --------------
                                                                                                 242,332,580
Packaging and Containers (0.5%)
------------------------------------------------------------------------------------------------------------
      4,040,000  AEP Industries, Inc. 144A sr. sub. notes 9 7/8s, 2007                             4,080,400
      6,630,000  Huntsman Packaging Corp. 144A sr. sub. notes 9 1/8s, 2007                         6,812,325
      3,815,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                         4,039,475
      5,390,000  Radnor Holdings Corp. 144A sr. notes Ser. B, 10s, 2003                            5,551,700
      1,330,000  Radnor Holdings Corp. sr. notes 10s, 2003                                         1,376,550
                                                                                              --------------
                                                                                                  21,860,450

Paging (1.3%)
------------------------------------------------------------------------------------------------------------
     18,715,000  Arch Communications Group sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 3/15/01), 2008 ++                                             12,258,325
      9,500,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                      9,642,500
      8,190,000  Metrocall, Inc. 144A sr. sub. notes 9 3/4s, 2007                                  8,108,100
     14,050,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                          16,052,125
      5,875,000  Pagemart Nationwide, Inc. sr. disc. notes stepped-coupon zero %
                   (15s, 2/1/00), 2005 ++                                                          4,846,875
      7,000,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                         6,090,000
      2,025,000  Paging Network, Inc. sr. sub. notes 10 1/8s, 2007                                 2,095,875
      1,135,000  Paging Network, Inc. sr. sub. notes 10s, 2008                                     1,166,213
      1,650,000  Paging Network, Inc. 144A sr. sub. notes 10s, 2008                                1,695,375
                                                                                              --------------
                                                                                                  61,955,388

Paper and Forest Products (2.4%)
------------------------------------------------------------------------------------------------------------
     11,500,000  APP Finance II Mauritius Ltd. bonds 12s, 2049 (Indonesia) ++                     10,752,500
        220,000  APP International Finance Co. notes 11 3/4s, 2005
                   (Netherlands)                                                                     223,300
      4,800,000  Domtar, Inc. notes 8 3/4s, 2006 (Canada)                                          5,141,952
      5,770,300  Florida Coast Paper LLC notes 13 1/4s, 2007                                       5,481,785
     14,650,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                          15,675,500
      8,395,000  Indah Kiat Financial Mauritius 144A 10s, 2007 (Indonesia)                         7,639,450
     11,190,000  Pindo Deli Finance Mauritius Ltd. 144A company guaranty
                   10 3/4s, 2007 (India)                                                          10,350,750
     12,005,000  PT Pabrik Kertas Tjiwi Kimia 144A company guaranty 10s, 2004
                   (Indonesia)                                                                    10,984,575
     18,925,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                             18,357,250
      4,605,000  Riverwood International Corp. company guranty 10 7/8s, 2008                       4,512,900
      6,000,000  Stone Container Corp. 1st mtge. 10 3/4s, 2002                                     6,405,000
      4,450,000  Stone Container Corp. sr. notes 11 1/2s, 2004                                     4,806,000
      8,825,000  Stone Container Corp. 144A company guaranty 11 1/2s, 2006                         9,354,500
                                                                                              --------------
                                                                                                 109,685,462

Pharmaceuticals (0.6%)
------------------------------------------------------------------------------------------------------------
     15,750,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                            16,537,500
     10,870,000  NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                      10,652,600
                                                                                              --------------
                                                                                                  27,190,100

Publishing (0.5%)
------------------------------------------------------------------------------------------------------------
        400,000  Affinity Group sr. sub. notes 11 1/2s, 2003                                         428,000
      8,025,000  Affinity Group Holdings sr. notes 11s, 2007                                       8,526,563
      3,550,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                       3,851,750
      6,900,000  Garden State Newspapers 144A sr. sub. notes 8 3/4s, 2009                          6,796,500
      2,875,000  Hollinger International Publishing, Inc. company guaranty
                   9 1/4s, 2007                                                                    2,961,250
      2,875,000  Hollinger International Publishing, Inc. company guaranty
                   8 5/8s, 2005                                                                    2,939,688
                                                                                              --------------
                                                                                                  25,503,751

Real Estate (--%)
------------------------------------------------------------------------------------------------------------
      2,100,000  Tanger Properties Ltd. partnership gtd. notes 8 3/4s, 2001                        2,181,627

Railroads (0.5%)
------------------------------------------------------------------------------------------------------------
     22,975,000  CLN Holdings, Inc. company gauranty zero %, 2001                                 14,474,250
      1,935,000  TFM S.A. de C.V. 144A company guaranty 10 1/4s, 2007
                   (Mexico)                                                                        2,002,725
      9,750,000  TFM S.A. de C.V. 144A company guaranty stepped-coupon
                   zero % (11 3/4s, 6/15/02), 2009 (Mexico) ++                                     6,435,000
                                                                                              --------------
                                                                                                  22,911,975

Restaurants (0.1%)
------------------------------------------------------------------------------------------------------------
      4,800,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                               5,214,000

Retail (1.3%)
------------------------------------------------------------------------------------------------------------
      9,160,000  Brylane (L.P.) sr. sub. notes 10s, 2003                                           9,709,600
      3,130,000  Guitar Center Management Co. 144A sr. notes 11s, 2006                             3,489,950
      5,500,000  J Crew Group 144A deb. stepped-coupon zero % (13 1/8s,
                   10/15/02), 2008 ++                                                              3,052,500
      3,500,000  J Crew Operating Corp. 144A sr. sub. notes 10 3/8s, 2007                          3,447,500
      1,700,000  K mart Corp. deb. 13 1/2s, 2009                                                   1,851,793
      2,250,000  K mart Corp. med. term notes 9s, 2020                                             2,352,150
        175,000  K mart Corp. notes 8 1/8s, 2006                                                     177,625
        400,000  K mart Corp. med. term notes 8.19s, 2003                                            407,428
      1,500,000  Kmart Corp. med. term notes 8.18s, 2003                                           1,527,150
        300,000  K mart Corp. med. term notes 8s, 2001                                               302,961
      1,400,000  K mart Corp. med. term notes 7.84s, 2002                                          1,406,146
        600,000  K mart Corp. med. term notes 7.77s, 2002                                            600,612
      1,400,000  K mart Corp. med. term notes 7.76s, 2002                                          1,400,896
        150,000  K mart Corp. med. term notes 7.72s, 2002                                            149,864
        500,000  K mart Corp. med. term notes 7.72s, 2002                                            499,575
      1,150,000  K mart Corp. med. term notes 7.55s, 2004                                          1,128,909
      1,000,000  K mart Corp. med. term notes 7 3/8s, 2000                                           994,710
      1,400,000  K mart Corp. med. term notes 7.24s, 1999                                          1,396,570
        300,000  K mart Corp. med. term notes 7.2s, 2000                                             297,126
      3,000,000  K mart Corp. med. term notes 7.17s, 2000                                          2,969,010
      4,100,000  K mart Corp. med. term notes 7.01s, 2000                                          4,041,698
      1,500,000  K mart Corp. med. term notes 6.78s, 1999                                          1,485,030
      2,900,000  K mart Corp. med. term notes 6 3/4s, 1999                                         2,869,927
      8,870,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                        9,490,900
      3,600,000  Specialty Retailers, Inc. company guaranty Ser. B, 8 1/2s, 2005                   3,672,000
      2,000,000  SRI Receivables Purchase 144A 12 1/2s, 2000                                       2,120,000
                                                                                              --------------
                                                                                                  60,841,630
Satellite Services (2.1%)
------------------------------------------------------------------------------------------------------------
      3,848,896  Direct Sat 1 144A 8 1/4s, 2001                                                    3,810,408
      8,985,000  Echostar DBS Corp. 144A company guaranty 12 1/2s, 2002                            9,557,794
     10,000,000  Echostar Satellite Broadcast Corp. sr. disc. notes stepped-
                   coupon zero % (13 1/8s, 3/15/00), 2004 ++                                       8,250,000
      4,089,693  Echostar I 144A 8 1/4s, 2001                                                      4,048,797
      4,335,000  Esat Holdings Ltd. 144A sr. notes stepped-coupon zero %
                   (12 1/2s, 2/01/02), 2007 (Ireland) ++                                           3,034,500
      6,250,000  Globalstar L.P. Capital 11 3/8s, 2004                                             6,296,875
     22,645,000  Iridium LLC/Capital Corp. company guaranty Ser. B, 14s, 2005                     24,230,150
      9,970,000  Iridium LLC company guaranty Ser. A, 13s, 2005                                   10,294,025
      4,940,000  Iridium LLC/Capital Corp. 144A sr. notes 11 1/4s, 2005                            4,779,450
     10,435,000  Orbcomm Global Capital Corp. sr. notes Ser. B, 14s, 2004                         11,113,275
      5,775,000  Pratama Datakom Asia BV 144A company guaranty
                   12 3/4s, 2005                                                                   4,620,000
      7,300,000  TCI Satellite Entertainment 144A sr. disc. notes stepped-
                   coupon zero % (12 1/4s, 2/15/02), 2007 ++                                       4,599,000
      4,080,000  TCI Satellite Entertainment 144A sr. sub. notes 10 7/8s, 2007                     4,222,800
                                                                                              --------------
                                                                                                  98,857,074

Semiconductors (0.7%)
------------------------------------------------------------------------------------------------------------
      2,366,397  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                  2,416,683
      2,545,833  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                             2,606,297
     11,825,000  Fairchild Semiconductor Corp. 144A sr. sub. notes 11.74s, 2008                   12,091,063
     14,580,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                       15,236,100
                                                                                              --------------
                                                                                                  32,350,143

Shipping (0.2%)
------------------------------------------------------------------------------------------------------------
      4,290,000  Newport News Shipbuilding sr. notes 8 5/8s, 2006                                  4,440,150
      6,000,000  Pegasus Shipping 144A company guaranty 11 7/8s, 2004                              5,940,000
                                                                                              --------------
                                                                                                  10,380,150

Specialty Consumer Products (0.2%)
------------------------------------------------------------------------------------------------------------
      2,530,000  Genesco, Inc. sr. notes 10 3/8s, 2003                                             2,618,550
      5,025,000  Herff Jones, Inc. sr. sub. notes 11s, 2005                                        5,452,125
                                                                                              --------------
                                                                                                   8,070,675

Steel (0.7%)
------------------------------------------------------------------------------------------------------------
      1,705,000  Acindar Industria Argentina de Aceros S.A. bonds
                   11 1/4s, 2004 (Argentina)                                                       1,653,850
      1,630,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                             1,678,900
     12,430,000  Hylsa S.A. de C.V. 144A bonds 9 1/4s, (Mexico)                                   12,150,325
      1,500,000  Ispat Mexicana S.A. deb. 10 3/8s, 2001 (Mexico)                                   1,545,000
      5,000,000  Murrin Holdings 144A sr. notes 9 3/8s, 2007 (Australia)                           5,000,000
      3,460,000  Northwestern Steel & Wire sr. notes 9 1/2s, 2001                                  3,321,600
      5,320,000  WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                       5,506,200
                                                                                              --------------
                                                                                                  30,855,875
Supermarkets (1.7%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Eagle Food Centers. Inc. sr. notes 8 5/8s, 2000                                   1,950,000
     10,100,000  Fleming Companies, Inc. 144A sr. sub. notes 10 5/8s, 2007                        10,655,500
      5,000,000  Food 4 Less Supermarkets, Inc. deb. stepped-coupon zero %
                   (13 5/8s, 6/15/00), 2005 ++                                                     4,375,000
     14,300,000  Jitney-Jungle Stores company guaranty 12s, 2006                                  16,159,000
      3,000,000  Ralphs Grocery Co. company guaranty 10.45s, 2004                                  3,378,750
     10,500,000  Ralphs Grocery Co. sr. notes 10.45s, 2004                                        11,825,625
        630,000  Southland Corp. deb. 4s, 2004                                                       492,408
      3,925,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                         3,208,688
      8,475,000  Star Markets Co. sr. sub. notes 13s, 2004                                         9,703,875
     12,210,000  Stater Brothers sr. notes 11s, 2001                                              13,492,050
      2,760,000  Stater Brothers Holdings 144A sr. sub. notes 9s, 2004                             2,870,400
                                                                                              --------------
                                                                                                  78,111,296

Telecommunications (9.3%)
------------------------------------------------------------------------------------------------------------
     10,175,000  Advanced Radio Telecom Corp. sr. notes 14s, 2007                                  9,666,250
     15,995,000  American Communication Services, Inc. 144A sr. notes
                   13 3/4s, 2007                                                                  18,314,275
     11,545,000  American Communications Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                                8,139,225
      2,500,000  American Communications Services, Inc. sr. disc. notes
                   stepped-coupon zero % (13s, 11/1/00), 2005 ++                                   1,862,500
     10,450,000  Barak ITC 144A sr. disc. notes stepped-coupon zero %
                   (12 1/2s, 11/15/02), 2007 (Israel) ++                                           5,773,625
     12,650,000  BTI Telecom Corp. 144A sr. notes 10 1/2s, 2007                                   12,586,750
     11,250,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                   zero % (9.27s, 8/15/02), 2007 (Canada) ++                                       7,537,500
      6,000,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                   6,750,000
      4,395,000  FWT, Inc. 144A sr. sub. notes 9 7/8s, 2007                                        4,405,988
     27,548,000  GST Telecommunications, Inc. company guaranty stepped-
                   coupon zero % (13 7/8s, 12/15/00), 2005 (Canada) ++                            20,110,040
      7,930,000  Hermes Europe Railtel 144A sr. notes 11 1/2s, 2007
                   (Netherlands)                                                                   8,683,350
     13,985,000  Hyperion Telecommunications, Inc. sr. disc. notes stepped-
                   coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                                   9,579,725
     16,640,000  Hyperion Telecommunications, Inc. sr. notes Ser. B, 12 1/4s, 2004                17,804,800
     34,500,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 9/15/00), 2005 ++                                                    27,600,000
     17,065,000  Intelcom Group (USA), Inc. company guaranty stepped-
                   coupon zero % (12 1/2s, 5/1/01), 2006 ++                                       12,542,775
     14,000,000  Intermedia Communications, Inc. sr. disc. notes stepped-
                   coupon zero % (12 1/2s, 5/15/01), 2006 ++                                      10,850,000
      9,500,000  Intermedia Communications, Inc. sr. disc. notes stepped-
                   coupon Ser. B, zero % (11 1/4s, 7/15/02), 2007 ++                               6,507,500
     11,000,000  Intermedia Communications, Inc. 144A sr. notes 8 7/8s, 2007                      11,000,000
     13,160,000  International Wireless Communications, Inc. sr. disc. notes
                  zero %, 2001                                                                    7,106,400
      6,270,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                            6,724,575
      6,715,000  McLeodUSA, Inc. sr. disc. notes stepped-coupon zero %
                   (10 1/2s, 3/1/02), 2007 ++                                                      4,599,775
      3,420,000  McLeodUSA, Inc. 144A sr. notes 9 1/4s, 2007                                       3,488,400
      4,500,000  Metronet Communications 144A sr. disc. notes zero %
                   (10.75s,), 2007 ++                                                              2,621,250
      3,320,000  Netia Holdings B.V. 144A company guaranty 10 1/4s,
                   2007 (Poland)                                                                   3,145,700
      1,880,000  Netia Holdings B.V. 144A company guaranty stepped-
                   coupon zero % (11 1/4s, 11/1/02), 2007 (Poland) ++                              1,062,200
      7,650,000  Nextlink Communications sr. notes 12 1/2s, 2006                                   8,682,750
      4,335,000  Nextlink Communications sr. notes 9 5/8s, 2007                                    4,378,350
      8,600,000  NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                             9,008,500
     11,630,000  Qwest Communications International, Inc. 144A sr. disc.
                   ntoes stepped-coupon zero % (9.47s, 10/15/02), 2007 ++                          7,501,350
     13,025,000  RSL Communications, Ltd. company guaranty 12 1/4s, 2006                          14,360,063
     51,560,000  Teleport Communications Group Inc. sr. disc. notes stepped-
                   coupon zero % (11 1/8s, 7/1/01), 2007 ++                                       40,861,300
      1,900,000  Teleport Communications Group, Inc. sr.notes 9 7/8s, 2006                         2,090,000
     23,205,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                           23,205,000
      6,160,000  Viatel, Inc. sr. disc. notes stepped-coupon zero % (15s, 1/15/00),
                   2005 ++                                                                         4,681,600
     22,750,000  WinStar Communications, Inc. 144A sr. disc. notes stepped-
                   coupon zero % (14s, 10/15/00), 2005 ++                                         17,403,750
     11,500,000  WinStar Communications. Inc. company guaranty 14 1/2s, 2005                      14,662,500
     11,300,000  WinStar Communications. Inc. 144A sr. sub. notes 15s, 2007                       13,164,500
     15,255,000  WinStar Equipment Corp. company guaranty 12 1/2s, 2004                           16,627,950
     25,000,000  Worldcom Inc sr. notes 8 7/8s, 2006                                              26,796,500
                                                                                              --------------
                                                                                                 431,886,716

Textiles (0.9%)
------------------------------------------------------------------------------------------------------------
      6,375,000  Day International Group, Inc. sr. sub. notes 11 1/8s, 2005                        6,885,000
      2,230,000  Glenoit Corp. 144A sr. sub. notes 11s, 2007                                       2,408,400
      6,360,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                             6,248,700
      6,000,000  Polysindo Inernational Eka company guaranty 13s, 2001
                   (Indonesia)                                                                     6,390,000
      4,645,000  Polysindo International Finance company guaranty 11 3/8s,
                   2006 (Indonesia)                                                                4,668,225
      5,500,000  PT Polysindo Eka Perkasa notes 12.031s, 1998 (Indonesia)                          4,957,920
      2,000,000  PT Polysindo Eka Perkasa notes 12.0937s, 1998 (Indonesia)                         1,850,140
      6,030,000  Worldtex, Inc. 144A sr. notes 9 5/8s, 2007                                        6,060,150
                                                                                              --------------
                                                                                                  39,468,535

Transportation (0.6%)
------------------------------------------------------------------------------------------------------------
      6,320,000  Johnstown America Industries, Inc. 144A sr. sub. notes
                   11 3/4s, 2005                                                                   6,873,000
      9,417,250  Johnstown America Industries, Inc. Bank Loan FRN 8.875s, 2003                     9,393,707
     11,750,000  Kitty Hawk, Inc. 144A sr. notes 9.95s, 2004                                      11,794,063
                                                                                              --------------
                                                                                                  28,060,770
                                                                                              --------------
                 Total Corporate Bonds and Notes  (cost $3,789,895,827)                        3,859,705,131

PREFERRED STOCKS (5.8%) *
NUMBER OF SHARES                                                                                       VALUE

Apparel (--%)
------------------------------------------------------------------------------------------------------------
          1,419   Anvil Holdings Ser. B, $3.25 pfd.                                                    34,056

Banks (0.7%)
------------------------------------------------------------------------------------------------------------
        455,200  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                              12,062,800
         66,300  California Federal Bank Ser. B, $10.625 cum. pfd.                                 7,243,275
        130,000  CGA Group Ltd. 144A Ser. A, $13.75 pfd. [2 DBL. DAGGERS]                          3,250,000
        187,205  Chevy Chase Capital Corp. Ser. A, $5.19 pfd.                                      9,547,455
         50,000  Chevy Chase Savings Bank $3.25 pfd.                                               1,525,000
                                                                                              --------------
                                                                                                  33,628,530

Broadcasting (1.2%)
------------------------------------------------------------------------------------------------------------
         37,500  Capstar Broadcasting Inc. 144A $12.00 pfd.                                        4,237,500
         69,900  Citadel Broadcasting Inc. 144A $13.25 pfd. [2 DBL. DAGGERS]                       8,038,500
         11,687  Paxson Communications Corp. 12.50% cum. pfd. [2 DBL. DAGGERS]                    11,687,000
        117,374  SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                     13,850,132
         18,355  Spanish Broadcasting Systems 144A 14.25% cum. pfd. [2 DBL. DAGGERS]              19,456,300
                                                                                              --------------
                                                                                                  57,269,432

Cable Television (0.7%)
------------------------------------------------------------------------------------------------------------
        287,146  Cablevision Systems Corp. Ser. M, $11.125 dep. shs. cum. pfd.
                   [2 DBL. DAGGERS]                                                               32,878,217

Cellular Communication (0.5%)
------------------------------------------------------------------------------------------------------------
         18,325  Nextel Communications Inc. 144A Ser. D, 13.00% cum. pfd. [2 DBL. DAGGERS]        20,982,125

Cosmetics (--%)
------------------------------------------------------------------------------------------------------------
          1,500  Renaissance Cosmetics Inc. 14.00% cum. pfd. [2 DBL. DAGGERS]                        975,000

Electric Utilities (0.3%)
------------------------------------------------------------------------------------------------------------
         88,983  El Paso Electric Co. $11.40 pfd [2 DBL. DAGGERS]                                  9,788,130
        153,660  Public Service Co. of New Hampshire $2.65 1st mtge. pfd.                          3,918,330
                                                                                              --------------
                                                                                                  13,706,460

Entertainment (0.2%)
------------------------------------------------------------------------------------------------------------
          9,780  Time Warner Inc. Ser. M, 10.25% pfd.                                             11,149,200

Financial Services (0.1%)
------------------------------------------------------------------------------------------------------------
          3,090  CSBI Capital Trust I 144A $11.75 pfd.                                             3,182,700

Health Care (0.3%)
------------------------------------------------------------------------------------------------------------
         15,270  Fresenius Medical Care AG Ser. D, $9.00 pfd., (Germany)                          15,918,975

Motion Picture Distribution (0.1%)
------------------------------------------------------------------------------------------------------------
        116,495  Diva Systems Corp., $6.00 pfd.                                                    1,252,321
        269,000  Diva Systems Corp. Ser. C, $6.00 pfd.                                             2,891,750
                                                                                              --------------
                                                                                                   4,144,071

Restaurants (0.1%)
------------------------------------------------------------------------------------------------------------
        162,129  AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                       4,377,483

Satellite Services (0.3%)
------------------------------------------------------------------------------------------------------------
          5,470  Echostar Communications Corp. 144A Ser. B, 12.125% pfd.                           5,620,425
          5,600  ICG Holdings, Inc. $14.25 pfd. (Canada)                                           6,468,000
                                                                                              --------------
                                                                                                  12,088,425

Supermarkets (0.1%)
------------------------------------------------------------------------------------------------------------
         12,000  Jitney-Jungle Stores 144A Ser. A, $4.95 sr. exchange pfd.                         1,812,000

Telecommunications (1.2%)
------------------------------------------------------------------------------------------------------------
          2,765  American Communication Services, Inc. 144A $12.75 pfd. [2 DBL. DAGGERS]           2,702,788
          6,510  Hyperion Telecommunications, Inc. 144A $12.875 pfd. [2 DBL. DAGGERS]              6,363,525
          8,162  Intermedia Communication Ser. B, 13.50% pfd.                                      9,712,780
         15,480  IXC Communications, Inc. 144A $12.50 pfd. [2 DBL. DAGGERS]                       17,802,000
        169,457  Nextlink Communications, Inc. 144A $7.00 pfd.                                    10,167,420
          4,737  NTL Inc. 144A Ser. B, $13.00 pfd. [2 DBL. DAGGERS]                                5,352,810
          2,500  Pegasus Communications Corp. Ser. A, $12.75 cum. pfd.                             2,725,000
        101,050  Von Hoffman Corp. 144A $13.50 pfd.                                                2,890,030
                                                                                              --------------
                                                                                                  57,716,353
                                                                                              --------------
                 Total Preferred Stocks  (cost $252,772,660)                                  $  269,863,027

UNITS (2.5%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
         19,680  Australis Media, Ltd. units stepped-coupon zero % (15 3/4s,
                   5/15/03), 2003 (Australia) ++                                              $    5,904,000
         35,457  Cellnet Data Systems, Inc. 144A units stepped-coupon zero %
                   (14s, 10/01/02), 2007 ++                                                       18,011,092
          7,695  Club Regina, Inc. 144A units 13s, 2004                                            7,695,000
          5,620  Colt Telecommunications Group PLC units stepped-coupon
                   zero % (12s, 12/15/01), 2006 (United Kingdom) ++                                4,299,300
          7,705  Conecel Holdings 144A units 14s, 2000                                             7,705,000
          2,815  DecisionOne Corp. units stepped-coupon zero % (11 1/2s,
                   8/01/02), 2008 ++                                                               1,843,825
          5,390  Diva Systems Corp. 144A units stepped-coupon zero %
                   (13s, 5/15/01), 2006 ++                                                         4,736,463
          5,100  Econophone Inc. 144A units 13 1/2s, 2007                                          5,661,000
          8,025  Fitzgeralds Gaming Co. units 13s, 2002                                            8,105,250
         18,530  Knology Holdings Inc. units stepped-coupon zero %
                   (11 7/8s, 10/15/02), 2007 ++                                                    9,542,950
          3,025  Metronet Communications units sr. notes 12s, 2007                                 3,418,250
          2,820  MGC communications, Inc. 144A units 13s, 2004                                     2,805,900
          2,045  Real Time Data 144A units stepped-coupon zero %
                   (13 1/2s, 8/15/01), 2006 ++                                                     1,124,750
          4,785  Stone Container Corp. units sr. sub. 12 1/4s, 2002                                4,964,438
          7,920  USN Communications Inc. units stepped-coupon zero,
                   (14 5/8s, 8/15/02), 2004 ++                                                     5,860,800
          4,310  Vialog Corp. units 12 3/4s, 2001                                                  4,406,975
          8,810  Wireless One, Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                                      2,202,500
          7,555  XCL Ltd. units sr. sec. notes 13 1/2s, 2004                                       9,821,500
         44,189  XCL Ltd. units cum. pfd. 9.50%                                                    8,174,965
                                                                                              --------------
                 Total Units  (cost $104,499,673)                                             $  116,283,958

CONVERTIBLE BONDS AND NOTES (1.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$    30,042,000  APP Global Finance Ltd. cv. bond zero %, 2012
                   (United Kingdom)                                                           $    6,233,715
     19,090,000  APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                   (United Kingdom)                                                               16,894,650
      5,000,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                    4,512,500
     14,500,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                    9,225,625
      3,106,000  GST Telecommunications, Inc. cv. sr. disc. notes stepped-
                   coupon zero % (13 7/8s, 12/15/00), 2005 (Canada) ++                             4,224,160
      5,750,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                    4,901,875
      5,000,000  Lam Research Corp. 144a cv. sub. notes 5s, 2002                                   4,175,000
      1,780,000  National Semiconductor Corp. 144A cv. deb. 6 1/2s, 2002                           1,800,025
      7,475,000  NovaCare, Inc. cv. sub. deb. 5 1/2s, 2000                                         7,045,188
      7,000,000  Polymax 144A cv. notes 2s, 2006                                                   5,530,000
      7,768,000  Pricellular Wireless Corp. 144A cv. sub. notes stepped-
                   coupon zero % (10 3/4s, 8/15/00), 2004 ++                                       7,612,640
      1,000,000  Protection One, Inc. cv. sr. sub. notes 6 3/4s, 2003                              1,203,750
      2,750,000  VLSI Technology, Inc. cv. sub. notes 8 1/4s, 2005                                 2,719,063
      7,110,000  Winstar Communications. Inc. 144A cv. sr. disc. notes
                   stepped-coupon zero % (14s, 10/15/00), 2005 ++                                  7,536,600
                                                                                              --------------
                 Total Convertible Bonds and Notes  (cost $77,434,916)                        $   83,614,791

COMMON STOCKS (1.2%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
        136,180  Advanced Radio Telecom Corp. +                                               $    1,293,710
          3,685  AmeriKing, Inc. +                                                                   184,250
      1,036,363  Capstar Broadcasting Partners +                                                   1,243,636
        124,360  CellNet Data Systems, Inc. +                                                      1,041,515
        250,000  Chesapeake Energy Corp.                                                           1,921,875
        131,050  Colorado Gaming & Entertainment Co. +                                               737,156
         18,869  Crompton & Knowles Corp.                                                            500,029
         60,000  Dr Pepper Bottling Holdings, Inc. Class A +                                         180,000
         75,000  French Fragrances Inc. +                                                            735,938
        322,554  Grand Union Co. (acquired 8/18/95, cost $14,142,875) +[DBL. DAGGER]                 866,864
        119,400  GST Telecommunications, Inc. (Canada) +                                           1,499,963
         74,902  Hedstrom Holdings, Inc. 144A                                                         74,902
         65,000  Intermedia Communications, Inc. +                                                 3,225,625
        250,000  Lady Luck Gaming Corp. +                                                            281,250
        250,000  NBTY, Inc.                                                                        5,437,500
        395,000  NEXTEL Communications, Inc. Class A +                                             9,973,750
        113,832  NEXTEL Communications, Inc. 144A (acquired 9/12/97,
                   cost $1,836,839) [DBL. DAGGER]                                                  2,730,545
          7,000  Paging Do Brazil Holdings Co., LLC Class B                                               70
          2,141  PMI Holdings Corp. 144A +                                                           685,120
          1,730  Premium Holdings (L.P.) 144A +                                                        6,919
        707,186  PSF Holdings LLC Class A (acquired various dates from
                   9/15/93 to 5/31/95, cost $24,258,998) +[DBL. DAGGER][SECTION MARK]             21,215,580
         85,200  Specialty Foods Corp. +                                                               8,520
         12,840  Terex Corp. Rights (expiration date 5/1/00)+                                        256,800
                                                                                              --------------
                 Total Common Stocks  (cost $64,035,746)                                      $   54,101,517

CONVERTIBLE PREFERRED STOCKS (0.3%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         42,102  Cablevision Systems Corp. Ser. H, $11.75 cv. pfd. [2 DBL. DAGGERS]           $    4,925,934
        200,000  Echostar Communications Corp. Ser. C, $3.375 cum. cv. pfd.                       10,000,000
         25,000  Kelly Oil & Gas Corp. $2.625 cv. pfd.                                               637,500
                                                                                              --------------
                 Total Convertible Preferred Stocks  (cost $14,663,264)                       $   15,563,434

WARRANTS (0.2%)*+                                                              EXPIRATION
NUMBER OF WARRANTS                                                             DATE                    VALUE
------------------------------------------------------------------------------------------------------------
         92,500  Becker Gaming Corp. 144A                                      11/15/00       $          925
         32,988  Capital Gaming International, Inc.                            2/1/99                  1,320
          8,904  Casino America, Inc.                                          5/3/01                  8,904
        130,000  CGA Group Ltd. 144A                                           4/15/01                 1,300
         46,200  ClearNet Communications, Inc. 144A                            9/15/05               415,800
          5,000  County Seat Holdings, Inc.                                    10/15/98                  100
          4,335  Esat Holdings, Inc. (Ireland)                                 2/1/07                151,725
          6,250  Globalstar Telecom 144A                                       2/15/04               750,000
         49,560  Heartland Wireless Communications Inc. 144A                   4/15/00                   496
         13,285  Hyperion Telecommunications 144A                              4/15/01               797,100
         97,350  Intelcom Group 144A                                           10/15/05            1,314,225
          6,490  Interact Systems Inc.                                         8/1/03                  1,623
          5,000  Intermedia Communications                                     6/1/00                375,000
          3,670  International Wireless Communications
                   Holdings 144A                                               8/15/01               220,200
          9,970  Iridium World Com 144A                                        7/15/05             1,355,920
          8,310  McCaw International Ltd.                                      4/15/07                 2,493
         12,730  NEXTEL Communications Inc.                                    3/15/06                 1,591
        152,785  Nextlink Communications, Inc. 144A                            2/1/09                  1,528
          8,890  Orion Network Systems                                         1/15/07               124,460
         33,580  Pagemart, Inc. 144A                                           12/31/03              251,850
         11,999  Petracom Holdings, Inc.                                       9/30/99                85,493
         89,120  Powertel, Inc.                                                2/1/06                641,664
         30,905  President Riverboat Casinos, Inc.                             9/30/99                15,453
          3,000  RSL Communications Ltd.                                       11/15/06              180,000
          5,675  Spanish Broadcasting Systems 144A                             6/30/99             1,333,625
          2,365  Sterling Chemicals Holdings                                   8/15/08                89,870
         10,800  Urohealth Systems Inc.                                        4/10/04                54,000
          3,000  Wireless One, Inc.                                            10/19/00                   30
            668  Wright Medical Technology, Inc. 144A                          6/30/03                66,823
                                                                                              --------------
                 Total Warrants  (cost $6,281,972)                                            $    8,243,518

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$    27,010,000  Ivory Coast - FLIRB collaterized FRB 2s, 2049 [2 DBL. DAGGERS] ##            $    1,463,461
     27,010,000  Ivory Coast - PDI bonds FRB 1.9s, 2049 [2 DBL. DAGGERS] ##                        1,737,860
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $3,711,465)                                                          $    3,201,321

SHORT-TERM INVESTMENTS (3.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$    25,000,000  Corporate Receivables Corp effective yield of 5.6s,
                   December 10, 1997                                                          $   24,891,111
     25,000,000  Federal Home Loan Mortgage Corp. effective yield
                   of 5.45s, December 17, 1997                                                    24,780,456
     25,000,000  General Electric Capital Corp effective yield of 5.54s,
                   December 22, 1997                                                              24,838,417
     28,700,000  Sheffield Receivables Corp effective yield of 5.6s,
                   December 16, 1997                                                              28,557,138
     60,446,000  Interest in $571,175,000 joint repurchase agreement dated November 28, 1997 with Merrill Lynch due
                   December 1, 1997 with respect to various U.S.
                   Treasury obligations -- maturity value of $60,474,712
                   for an effective yield of 5.70%                                                60,474,712
                                                                                              --------------
                 Total Short-Term Investments  (cost $167,222,142)                            $  163,541,834
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $4,480,517,665) ***                                  $4,574,118,531
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $4,651,330,245.

*** The aggregate identified cost on a tax basis is $4,480,986,282, resulting in gross unrealized appreciation and depreciation of $269,970,660 and $176,838,411, respectively, or net unrealized appreciation of $93,132,249.

  +  Non-income-producing security.

 ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

[DBL. DAGGER]  Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1997 was $24,812,989 or 0.5% of net assets.

[2 DBL. DAGGERS]  Income may be received in cash or additional securities at the discretion of the issuer.

 ##          When-issued securities (Note 1).

[SECTION MARK]  Affiliated Issues (Note 5).

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rate shown on FRB and FRN are the current interest rates shown at Novermber 30, 1997, which are subject to change based on the terms of the security.





----------------------------------------------------------------------------------------
Futures Currency Contracts to buy at November 30,1997
                                             Aggregate Face   Expiration     Unrealized
                               Market Value       Value          Date       Depreciation
----------------------------------------------------------------------------------------
Venezuelan Bolivar                     $342           $347      6/19/98             $(5)
Venezuelan Bolivar                      686            690      6/5/98               (4)
----------------------------------------------------------------------------------------
                                                                                    $(9)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $4,480,517,665) (Note 1)                                            $4,574,118,531
---------------------------------------------------------------------------------------------------
Cash                                                                                     11,836,202
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                80,888,987
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   89,874,117
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           68,036,763
---------------------------------------------------------------------------------------------------
Total assets                                                                          4,824,754,600

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        145,838,828
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               17,496,728
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              5,521,860
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  566,184
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                53,940
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  5,768
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    2,955,668
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                 5,207
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      980,172
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       173,424,355
---------------------------------------------------------------------------------------------------
Net assets                                                                           $4,651,330,245

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $4,618,873,538
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions (Note 1)                                                                   (61,144,150)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in
foreign currencies                                                                       93,600,857
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $4,651,330,245

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,436,698,856 divided by 144,261,821 shares)                                                $9.96
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.96)*                                       $10.46
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,143,329,447 divided by 115,275,957 shares)**                                              $9.92
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,071,301,942 divided by 208,229,301 shares)                                                $9.95
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.95)*                                       $10.28
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge .

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Interest                                                                              $313,724,514
--------------------------------------------------------------------------------------------------
Dividends                                                                               16,355,296
--------------------------------------------------------------------------------------------------
Total investment income                                                                330,079,810
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        17,916,237
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           3,998,691
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           71,841
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            28,020
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    3,070,987
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    8,591,350
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    5,746,875
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    135,672
--------------------------------------------------------------------------------------------------
Registration fees                                                                          668,353
--------------------------------------------------------------------------------------------------
Auditing                                                                                   210,495
--------------------------------------------------------------------------------------------------
Legal                                                                                       87,754
--------------------------------------------------------------------------------------------------
Postage                                                                                     68,836
--------------------------------------------------------------------------------------------------
Other                                                                                      141,215
--------------------------------------------------------------------------------------------------
Total expenses                                                                          40,736,326
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (1,333,008)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            39,403,318
--------------------------------------------------------------------------------------------------
Net investment income                                                                  290,676,492
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        36,689,621
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions                                       4,362,513
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                              (9)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                              64,017,177
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                105,069,302
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $395,745,794
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                           Year ended November 30
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $  290,676,492     $  135,958,662
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                    41,052,134         18,695,144
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                         64,017,168          7,206,852
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    395,745,794        161,860,658
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                            (112,832,859)       (90,491,621)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (72,788,644)       (39,385,557)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                            (105,092,366)        (7,710,205)
----------------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                              (2,616,295)          (100,855)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,687,775)           (43,896)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                              (2,436,813)            (8,593)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                     2,393,734,681        956,420,816
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          2,492,025,723        980,540,747

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     2,159,304,522      1,178,763,775
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $-- and $153,344, respectively)                                 $4,651,330,245     $2,159,304,522
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                         Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.65            $9.52            $9.07           $10.41            $9.74
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .90              .89             1.00              .98             1.13
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .32              .14              .45            (1.30)             .70
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.22             1.03             1.45             (.32)            1.83
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.89)            (.90)           (1.00)           (1.02)           (1.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.02)              --(c)            --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.91)            (.90)           (1.00)           (1.02)           (1.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.96            $9.65            $9.52            $9.07           $10.41
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           13.30            11.38            16.81            (3.43)           19.88
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,436,699       $1,071,702         $870,810         $653,094         $742,472
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .97             1.09             1.12             1.03              .96
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            9.17             9.24            10.35            10.87            11.04
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              67.62            74.47            89.96            69.61            50.89
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2)

(c) Distributions in excess of net investment income were less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        May 16, 1994+
operating performance                                                       Year ended November 30                 to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.61            $9.49            $9.05            $9.83
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .83              .82              .92              .48
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .32              .13              .45             (.77)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 1.15              .95             1.37             (.29)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.82)            (.83)            (.93)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                     (.02)              --(c)            --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.84)            (.83)            (.93)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.92            $9.61            $9.49            $9.05
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            12.52            10.52            15.94            (3.12)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                  $1,143,329         $623,097         $287,877          $37,017
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.72             1.84             1.85             1.02*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             8.41             8.50             9.61             7.47*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               67.62            74.47            89.96            69.61
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2)

(c) Distributions in excess of net investment income were less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 For the year
Per-share                                                                                                        Dec. 1, 1994+
operating performance                                                                  Year ended November 30      to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $9.64            $9.51            $9.05
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .87              .87              .99
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .33              .14              .45
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  1.20             1.01             1.44
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.87)            (.88)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                      (.02)              --(c)            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.89)            (.88)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $9.95            $9.64            $9.51
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             13.05            11.15            16.72
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                   $2,071,302         $464,506          $20,077
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.22             1.36             1.35
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              8.93             8.86            10.06
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                67.62            74.47            89.96
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2)

(c) Distributions in excess of net investment income were less than $0.01 per share.






Notes to financial statements
November 30, 1997

Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B and class M shares. Effective January
31, 1998, all classes of shares will be closed to new investors. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date, (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

Securities purchased or sold on a when-issued or forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended November 30, 1997, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1997, the fund had a capital loss carryover of approximately $60,676,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

  Loss Carryover      Expiration
 ------------------------------------
  $ 9,632,000      November 30, 1999
   16,967,000      November 30, 2002
   34,077,000      November 30, 2003

I) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though , as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, and foreign currency gains and losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1997, the fund reclassified $6,931,604 to decrease distributions in excess of net investment income and $2,395,443 to decrease paid-in-capital, with an increase to accumulated net realized loss on investments of $4,536,161. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter. Prior to March 20, 1997, any amount over $1.5 billion was based on a rate of 0.50%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1997, fund expenses were reduced by $1,333,008 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,460 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,204,210 and $52,940 from the sale of class A and class M shares, respectively and $1,777,245 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $37,202 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended November 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $4,159,863,189 and $2,095,677,499, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                        November 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      84,416,332     $826,734,675
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     6,293,823       61,557,151
------------------------------------------------------------
                                 90,710,155      888,291,826
Shares
repurchased                     (57,530,762)    (562,643,340)
------------------------------------------------------------
Net increase                     33,179,393     $325,648,486
------------------------------------------------------------

                                           Year ended
                                        November 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      47,193,610     $451,272,043
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     4,702,689       44,772,621
------------------------------------------------------------
                                 51,896,299      496,044,664
Shares
repurchased                     (32,325,152)    (309,244,808)
------------------------------------------------------------
Net increase                     19,571,147     $186,799,856
------------------------------------------------------------

                                           Year ended
                                        November 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      93,850,150     $918,070,746
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,708,531       36,188,311
------------------------------------------------------------
                                 97,558,681      954,259,057
Shares
repurchased                     (47,098,085)    (460,535,573)
------------------------------------------------------------
Net increase                     50,460,596     $493,723,484
------------------------------------------------------------

                                           Year ended
                                        November 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      44,638,934     $425,459,899
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,790,363       16,975,750
------------------------------------------------------------
                                 46,429,297      442,435,649
Shares
repurchased                     (11,949,679)    (113,790,264)
------------------------------------------------------------
Net increase                     34,479,618     $328,645,385
------------------------------------------------------------

                                           Year ended
                                        November 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                     202,591,979   $1,990,624,142
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       397,255        3,884,813
------------------------------------------------------------
                                202,989,234    1,994,508,955
Shares
repurchased                     (42,956,933)    (420,146,244)
------------------------------------------------------------
Net increase                    160,032,301   $1,574,362,711
------------------------------------------------------------

                                           Year ended
                                        November 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                      46,977,814     $449,474,407
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       200,933        1,909,357
------------------------------------------------------------
                                 47,178,747      451,383,764
Shares
repurchased                      (1,092,778)     (10,408,189)
------------------------------------------------------------
Net increase                     46,085,969     $440,975,575
------------------------------------------------------------

Note 5
Transactions with Affiliated Issuers
Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                         Purchase  Sales  Dividend        Market
Name of affiliate            cost   cost    Income         Value
----------------------------------------------------------------
PSF Holdings LLC Class A      $--    $--       $--   $21,215,580

Federal tax information
(Unaudited)

The fund has designated 5.55% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Edward H. D'Alelio
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN032-36886-060/327/702   1/98